Exhibit 99.1
Initial public offering - 11/07/94 IPO price - $5.00 (adjusted) Current market price - $22.00 Northwest Bancorp, Inc. Annual Shareholders' Meeting November 16, 2005 Warren, Pennsylvania NASDAQ "NWSB"

Presentation Outline Corporate Profile and Structure Major Accomplishments - Year Ended June 30, 2005 Financial Performance Year Ended June 30, 2005 10 Year History Future Direction - Enhancing Shareholder Return Why Own Northwest?

Northwest Bancorp, Inc. Corporate Profile

Overview of Northwest Bancorp, Inc. 154 community banking offices with 134 in Pennsylvania; 5 in Ohio; 12 in New York; 2 in Maryland and 1 in Florida Fifth largest financial institution headquartered in Pennsylvania 47 Consumer Finance Offices in Pennsylvania and two in New York Total assets of $6.3 billion 1,816 employees at September 30, 2005 (1,636 FTEs) 50.9 million shares outstanding with 20.4 million publicly traded. Market capitalization of public shares - $450 million; all shares - $1.1 billion

Current Organizational Structure NORTHWEST BANCORP, INC (Stock Holding Company) Trust Preferred Subsidiaries NORTHWEST SAVINGS BANK Assets - $6.3 billion Northwest Consumer Discount

Northwest Bancorp, Inc. The Year's Major Accomplishments

Shareholder Relations August 18, 2004 - Opened NASDAQ market Presented at Ryan Beck's annual financial institution conference in November, 2004 and made individual presentations to 13 institutional investors in New York in February, 2005

Mergers and Acquisitions September, 2004 - Integrated Leeds Federal November, 2004 - Integrated First Carnegie Deposit May, 2005 - Integrated Jamestown Savings Bank Announced the proposed acquisition of Equinox Bank in Pembroke Pines, Broward County, Florida Active Year in Pursuit of Acquisitions Were not the highest bidder on two acquisitions in eastern Pennsylvania, two acquisitions in south Florida, and one acquisition in northwestern Pennsylvania Chose not to bid on four acquisitions in southern Pennsylvania, two acquisitions in southern Florida, and one acquisition each in western Pennsylvania, northern New York and southern Ohio

De Novo Growth Opened offices: North Atherton, State College, PA (Central Region) McKinley Plaza, Blasdell (New York Region) Union Road, Cheektowaga (New York Region)

New Services Initiated Premium Payment Protection Initiated new Policies, Procedures and Services associated with Customer Privacy Protection, Fraud Detection and Security

Personnel Changes Retirement of Raymond Parry, EVP Responsibilities assumed by: James Eddy, Retail Lending - 36 years with Northwest; 36 years in banking John Hall, President of NCDC - 25 years with Northwest; 25 years in banking Three individuals promoted to Corporate Senior Vice President positions: Robert Bablak, SVP, Community Banking - 22 years with Northwest; 22 years in banking Richard Rausch, SVP, Human Resources - 5 years with Northwest; 12 years in banking David Westerburg, SVP, Operations - 5 years with Northwest; 32 years in banking

Personnel Changes Named six Region Presidents: Lynn Baker, Eastern PA and Maryland Regions - 4 years with Northwest; 35 years in banking Julie Marasco, Northwest PA Region - 28 years with Northwest; 28 years in banking James Martin, Erie PA Region - 20 years with Northwest; 22 years in banking Jonathan Rockey, Central PA Region - 5 years with Northwest; 28 years in banking Jonathan Scalise, New York Region - 7 years with Northwest; 34 years in banking Robert Schweitzer, Florida Region - recently joined Northwest; 30 years in banking

Other Significant Issues Tested Sunguard backup site. Switched all 150 data circuits and had two offices from each region run transactions. Cards, Cars and Cash promotion increased debit card usage Heavily promoted free checking throughout our markets and increased our number of checking accounts by 7,000 Replacement offices: Cook Avenue, Erie Initiated Mortgagebot on-line mortgage application system Moved into our new 75,000 sq. ft. Administration Center Moved into our new 40,000 sq. ft. Processing Center Completed our Sarbanes-Oxley Section 404 initiative which documents, evaluates and tests our entire internal control environment

Assets Under Management (in millions of dollars) 2000 2001 2002 2003 2004 2005 East 87 426 456 529 631 816

Commercial Loans (in millions of dollars) 2001 2002 2003 2004 2005 East 339 400 508 604 677

Retail Loans (in billions of dollars) 2001 2002 2003 2004 2005 East 2.59 2.68 2.77 3.55 3.79

Financial Performance Year Ended June 30, 2005

Financial Highlights At Fiscal Year End June 30, 2005 2004** Net Change % Chg Assets $6,330,483,000 $5,778,623,000 $551,860,000 9.6% Loans Receivable $4,376,884,000 $3,788,570,000 $588,314,000 15.5% Deposit Accounts $5,187,946,000 $4,685,652,000 $502,294,000 9.7% Shareholders' Equity $582,190,000 $499,979,000 $82,211,000 14.1% Book Value Per Share $11.45 $10.42 $1.03 9.9% **Prior to restatement for the acquisitions of Leeds and First Carnegie

Income Statement Fiscal Year Ended June 30, 2005 2004** % Chg Net Interest Income $183,777,000 $159,534,000 15.2% Provision for Loan Losses ($9,566,000) ($6,842,000) 39.8% Non-Interest Income $32,004,000 $31,940,000 .2% without Investment Gains $31,481,000 $26,554,000 18.6% Non-Interest Expense ($127,639,000) ($114,001,000) 12.0% as a Percentage of Average Assets 2.01% 1.98% -- Net Income After Tax $55,804,000 $50,528,000 10.4% Net Income Without Investment Gains $55,491,000 $47,300,000 17.3% Earnings Per Share $1.11 $1.04 6.7% EPS Without Investment Gains $1.11 $.99 12.1% ** Prior to restatement for the acquisitions of Leeds and First Carnegie

Assets at June 30, In Billions of Dollars 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 1.59 1.88 2.09 2.56 3.08 3.41 3.85 4.31 5.22 5.78 6.33 398% Increase CAGR - 14.8%

Net Income for the Year Ended June 30, Millions of Dollars 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 16.3 18.1 20.4 22.2 23.9 30.9 31.4 37.9 40.9 47.3 55.8 Excluding Gains on Sale of Investments and Amortization of Goodwill 342% Increase CAGR - 11.2% ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie

Community Banking Offices 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 45 54 57 71 94 106 118 126 137 147 154 342% Increase CAGR - 13.10%

Interest Rate Spread 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 0.0372 0.0353 0.0334 0.032 0.0326 0.0297 0.0311 0.0297 0.0296 0.0307

Major Financial Challenges This Past Year Little organic growth in deposits other than in our de novo branches Movement of deposits from savings and IMF into CDs which increased our cost of funds Transfer of funds from investment portfolio to loans (Were we too early?)

Pre-Refunding Our Trust Preferred Current Issues Outstanding: Annual Cost $69 million public offering 8.75% callable December 2006 $6,037,500 $30 million private offering LIBOR+3.60% (7.75%) $2,325,000 $8,362,500 Replacement: $99 million private offering LIBOR +1.38% (5.53%) $5,474,700 Annual pre-tax savings based on current rates $2,887,800

Fiscal Year-End Change Starting December 31, 2005 we will change our fiscal year-end from June 30 to December 31. Consistent with peers and industry Consistent with benefit plans Consistent with core processing reports Next shareholders' meeting for the six months ended December 31, 2005 will be mid-May, 2006.

Future Direction We Must Continue to Focus on Enhancing Shareholder Return

Improving Our Financial Ratios Earnings Per Share Net Income/Average Shares Outstanding - $55,804,000/49,825,000=$1.12 Return on Average Equity (ROAE) Net Income/Average Shareholders' Equity - $55,804,000/$563,100,000=9.91% Return on Average Assets (ROAA) Net Income/Average Assets - $55,804,000/$6,345,454,000=.88%

Improving Our Financial Ratios Average Assets (what we own) $6,345,454,000 Average Liabilities (what we owe) $5,782,354,000 Shareholders' Equity (capital) $ 563,100,000 Earnings $ 55,804,000 Average Shares Outstanding $ 49,825,000 Capital Ratio ROA EPS ROE

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 0.36 0.4 0.44 0.48 0.51 0.66 0.67 0.8 0.86 0.99 1.11 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 1.59 1.88 2.09 2.56 3.08 3.41 3.85 4.31 5.22 5.78 6.33 Earnings Assets

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 ROAE 0.0929 0.0948 0.0712 0.1029 0.0826 0.1139 0.1025 0.1361 0.1236 0.1066 0.0991 Tangible Capital 0.1107 0.0969 0.0899 0.0771 0.0639 0.0538 0.056 0.0572 0.0546 0.0659 0.0711 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 ROAA 0.0109 0.0105 0.007 0.0094 0.0071 0.0083 0.0075 0.0099 0.0085 0.0088 0.0088

Improve return on average equity by managing our equity position (Tangible Capital Ratio) and not carrying excess common capital: Increase Dividends Repurchase Shares Utilizing Trust Preferred in lieu of Common Shares

Improve Return on Assets by making more income from every dollar on our balance sheet.

Where Are We Weak? Northwest Peer Group Yield on Assets 5.78% 5.75% Cost of Funds 2.27% 1.90% Net Interest Margin 3.51% 3.85% Fee Income .52% 1.10% Administrative Expense 2.17% 2.43% Net Income (ROAA) .98% 1.30%

How Do We Improve? Develop a more profitable business model Change our asset/liability mix by: Improving asset yield by increasing portfolio of commercial loans Lowering cost of funds by obtaining more checking accounts including business checking accounts Improve fee income by: Obtaining more investment management accounts Obtaining more checking accounts Become less focused on the rapid growth of our assets and liabilities to fuel earnings growth

Regional Business Development Team Trust and Investment Management Commercial Lending Community Banking Business Services

Selective Growth - De Novo Branching De Novo Offices Cranberry Township (Mars), PA - Southwest Region Upper St. Clair, PA - Southwest Region West Seneca, NY - New York Region Downtown Rochester, NY - New York Region Lockport, NY - New York Region State College, PA - Central Region DuBois, PA - Northwest Region Edinboro, PA - Northwest Region Waverly, MD - Eastern PA/Maryland Region Plantation, FL - Florida Region

Selective Growth-Acquisitions Equinox Bank - Pembroke Pines, Florida Assets of $90 million One office - North of Miami, West of Ft. Lauderdale Primarily a wholesale operation Purchased at 200% of book value - very low premium for a Florida bank Strategy: Foothold in Florida to test our potential. Can branch anywhere in the state. Convert operation to a retail operation Future branching will depend on our initial success (Will Florida branches be more profitable than our branches in the north?)

Selective Growth-Acquisitions Maryland Permanent Bank - Owings Mills, Maryland Two offices in Baltimore suburbs of Owings Mills (Northwest) and Glenburnie (South) Commercial operation - almost 100% of loans are commercial loans Good net interest margin, good fee income, high expense ratio Purchased at 160% of book value - a very low premium for a commercial bank Strategy: Add offices to our existing office in Arbutus and Elkridge and our planned de novo in Waverly to give us 5 offices in Baltimore Introduce our retail strategy to the Maryland Permanent offices Introduce Maryland Permanents' commercial strategy to the existing Northwest offices Retain the commercial lending staff and grow that line of business in Baltimore

Why Own Northwest?

Reason#1 Proven Ability to Enhance Shareholder Value

Earnings Per Share for the Year Ended June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 0.36 0.4 0.44 0.48 0.51 0.66 0.67 0.8 0.86 0.99 1.11 308% Increase CAGR - 11.9% Excluding Gains on Sale of Investments and Amortization of Goodwill ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie

Book Value Per Share at June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 3.87 4.08 4.25 4.65 4.93 5.23 5.81 6.66 7.48 10.42 11.45 296% Increase CAGR - 11.5% ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie

Reason #2 Proven Ability to Maintain High Asset Quality

Asset Quality "Non Performing Assets to Total Assets" 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 0.0081 0.0072 0.0047 0.0063 0.0036 0.0055 0.0049 0.0069 0.0062 0.0064

Reason #3 Commitment to Paying Increasing Dividends

Dividends Per Share 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 0.15 0.16 0.16 0.16 0.16 0.16 0.24 0.32 0.4 0.48 0.64 Dividend Yield $.64/$22.00 = 2.90%

Increased Dividend Increased our quarterly dividend from $.10 to $.12 in August of 2004 and from $.12 to $.14 in August of 2005, and from $.14 to $.16 in November of 2005 (Dividend in May, 2003 was $.08) MHC elected to waive the dividend on their 30.5 million shares Dividends paid to public shareholders at $.16 per share ($.64 annually) is approximately $13 million annually and about 23% of earnings As an MHC, we can pay a strong dividend while retaining much of our earnings for future growth.

Reason # 4 Fairly Valued

Market Price Per Share at June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 4.82 5.63 7.75 15.81 10 6.88 10.5 13.21 16.03 22.9 22 456% Increase CAGR - 16.4%

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 1.24 1.38 1.82 3.4 2.03 1.32 1.81 1.98 1.93 1.99 1.86 Price/Book 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 13.4 14.8 25.8 35.1 23.8 12.1 18.8 16.7 18.4 22 19.2 Price/Earnings